FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 1998
                                                          --------------


                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Iowa                      1-8251                   36-2669023
      ----                      ------                   ----------
(State or other              (Commission               (IRS Employer
 jurisdiction of              File Number)              Identification
 incorporation)                                             No.)



   30 North LaSalle Street, Chicago, Illinois                   60602
------------------------------------------------              ----------
     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.
          -------------

         On April 27, 1998, Telephone and Data Systems, Inc. (the "Company" or "TDS") announced that shareholders approved the Company's Tracking Stock Proposal as well as two other related proposals.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibits
         --------

         The exhibits  accompanying  this report are listed in the accompanying
Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    April 28, 1998


By:   /s/ Gregory J. Wilkinson
   ----------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)

                                  EXHIBIT INDEX


Exhibit Number                       Description of Exhibit
--------------                       -----------------------

    99                               News Release dated April 27, 1998